Exhibit 10.30

General Indemnity Agreement
NOT TO BE USED FOR CONSTRUCTION BONDS

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, upon the request made by LABOR READY, INC., 1016 So. 28th Street – Tacoma, WA  98409 (hereinafter called Indemnitors, whether there be one or more), as is evidenced by the signing hereof, and upon the express condition that this instrument be executed, FIDELITY AND DEPOSIT COMPANY OF MARYLAND, a corporation of the State of Maryland, with its principal office in the City of Baltimore, any subsidiary thereof, their successors and assigns, (hereinafter called Company), has executed, or procured the execution of, and may, from time to time hereafter execute, or procure the execution of bonds, undertakings and/or obligations of suretyship or guarantee in the same or in different penalties and with the same or different conditions and/or provisions, and in favor of the same or different obligees (each of such bonds, undertakings and obligations being hereinafter called bond or bonds)on behalf of:

LABOR READY INC.

“… Labor Ready, Inc. (indemnitor)any corporation in which the indemnitor owns, directly or indirectly, in whole or in part, a controlling interest, whether now existing or hereafter aquired.”

WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of the bond or bonds or in the Company's refraining from cancelling said bond or bonds.

AND NOW, THEREFORE, in consideration of the premises and the sum of one dollar, the receipt of which is hereby acknowledged, the Indemnitors, and each of them, for themselves, each of their heirs, executors, administrators, successors and assigns, jointly and severally, do hereby covenant and agree with the Company as follows:

          FIRST: To pay to the Company, in advance, the premium or premiums for any such bond or bonds, in accordance with the schedule of rates attached to or to be attached hereto, as long as liability thereunder shall continue, and until evidence, satisfactory to the Company, of the termination of such liability shall be furnished to it at its home office:

          SECOND: To indemnify the Company from and against any and all liability, loss, costs, damages, attorneys' fees and expenses, of whatever kind or nature, heretofore or hereafter sustained or incurred by the Company by reason, or in consequence of its executing any such bond or bonds as surety or co-surety, or procuring the execution thereof, in making any investigation on account of any such bond or bonds, in defending or prosecuting any action, suit or other proceeding which may be brought in connection therewith, in enforcing any of the agreements herein contained, and in obtaining a release from liability under any such bond or bonds; and to indemnify the Company to the full amount of liability, loss, costs, damages, attorneys' fees and expenses as aforesaid, regardless of any reinsurance that may be carried on any such bond or bonds;

          THIRD: That the Company shall have the right and is hereby authorized, but not required: (a) to adjust, settle or compromise any claims, demands, suits or judgments upon any such bond or bonds, unless the Indemnitors shall request it to litigate such claims or demands, or to defend such suits or to appeal from such judgments, and shall deposit with the Company satisfactory collateral, sufficient to pay any judgment or judgments, rendered or that may be rendered, with interest, costs, expenses and attorneys' fees; (b) to assent to any change whatsoever in any such bond or bonds and/or any contract or contracts referred to in any such bond or bonds and/or in the general conditions, plans and/or specifications accompanying said contract or contracts and to assent to or take any assignment or assignments, to execute or consent to the execution of any continuations, extensions or renewals of any such bond or bonds and to execute any substitute or substitutes therefor, with the same or different conditions, provisions and obligees and with the same or larger or smaller penalties, all of the aforesaid without notice to or knowledge of the Indemnitors, it being expressly understood and agreed that the Indemnitors shall remain bound under the terms of this instrument even though any such assent by the Company does or might substantially increase the liability of said Indemnitors; (c) to attach hereto a schedule of rates and copy or copies of any such bond or bonds, to fill up any blanks left herein, and to correct any errors in filling up any blanks herein, or in the schedule of rates attached, it being hereby agreed that such schedule and such copy or copies, when so attached, and that such insertions or corrections, when so made, shall be prima facie correct;

          FOURTH: That liability hereunder shall extend to, and include, the full amount of any and all moneys  paid by the Company in the settlement or compromise of any claims, suits and judgments thereupon, in good faith, under the belief that it was liable therefor, whether liable or not, as well as of any and all disbursements on account of costs, attorneys' fees and expenses as aforesaid, which may be made under the belief that such were necessary, whether necessary or not;

          FIFTH: That, in the event of payment, settlement or compromise of liability, loss, costs, damages, attorneys' fees, expenses, claims, demands, suits and judgments as aforesaid, in connection with any such bond or bonds, an itemized statement thereof, sworn to by any officer or officers of the Company, or the voucher or vouchers, or other evidence of such payment, settlement or compromise, shall be prima facie evidence of the fact and extent of the liability of the Indemnitors in any and all claims or suits hereunder;

          SIXTH: That nothing herein contained shall be considered or construed to waive, abridge or diminish any right or remedy which the Company might have if this instrument were not executed;

          SEVENTH: To waive, and do hereby waive, all right to claim any of their property, including homesteads, as exempt frin kevt, execution, sale or other legal process, under the laws of any state or states;

          EIGHTH: That, in case any of the Indemnitors shall fail to execute this instrument, or in case any of the Indemnitors, who execute this instrument, shall not be bound for any reason, the other Indemnitors shall nevertheless be bound hereunder for the full amount of liability, loss, costs, damages, attorneys' fees and expenses as aforesaid;

          NINTH: To waive, and do hereby waive, notice of any breach or breaches of any such bond or bonds, or of any act or default that may give rise to claim hereunder;

          TENTH: That this instrument shall be liberally construed, so as to fully protect the Company;

          ELEVENTH: That suits may be brought hereunder as causes of action may accrue, and the bringing of one or more suits or the recover of judgement or judgements therein shall not prejudice or bar the bringing of suits upon other causes of action, whether thereto or thereafter arisng:

          TWELFTH: That the Company does not guarantee the prompt issuance of any such bond or bonds, or the acceptance thereof by the obligee or obligees therein named, and that the Company shall have the absolute right to decline to execute any such bond or bonds;

          THIRTEENTH: That in the event the Company procures the execution of any such bond or bonds by some other surety or sureties, or executes such bond or bonds with other surety or sureties as co-sureties, or reinsures any portion of such bond or bonds with other surety or sureties as reinsurers, then all the terms and conditions of this instrument shall inure to the benefit of any such surety or sureties, including the right to bring action hereunder;

          FOUTEENTH: That the Indemnitors shall continue to remain bound under the terms of this instrument on acount of any such bond or bonds even though the Company may from time to time hereafter, with or without notice to or knowledge of the Indemnitors, accept other or additional agreements of indemnity on similar or other forms to indemnify it in connection with the execution or procurement of any such bond or bonds, it being hereby expressly understood and agreed by the Indemnitors that any and all other rights which the Company may have or acquire against the Indemnitors and/or others under any such other or additional agreements of indemnity shall be in addition to, and not in lieu of, the rights afforded the Company under this instrument.

The Indemnitors hereby waive notice of the acceptance hereof and of the execution of any such bond or bonds or
continuations or renewals thereof

OHIO FRAUD WARNING: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement Is guilty of insurance fraud.

KENTUCKY INSURANCE FRAUD STATEMENT: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

NEW YORK FRAUD STATEMENT: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.

Signed, sealed and dated this 19th day of June, 2000.

Labor Ready, Inc.

Witness /s/ Ronald L. Junck, Exec VP / Secretary

Witness /s/ Joseph Sambataro, Exec VP / CFO